SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                       Date of Report: August 20, 2001
                       (Date of earliest event reported)

                              Media General, Inc.
            (Exact name of registrant as specified in its charter)

             Virginia                     001-6383               54-0850433
   (State or other jurisdiction          (Commission           (I.R.S. Employer
 of incorporation or organization)       File Number)        Identification No.)

                            333 East Franklin Street
                            Richmond, Virginia 23219
                                 (804) 649-6000
   (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)



         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

     This Current Report on Form 8-K is being filed to provide audited and unaudited guarantor/non-guarantor financial statements in relation to the guarantees being provided by Media General Financial Services, Inc.; Media General Communications, Inc., MG Broadcasting of Birmingham Holdings, LLC; Media General Operations, Inc.; The Tribune Company Holdings, Inc.; Media General Broadcasting of South Carolina Holdings, Inc.; MG Broadcasting of Birmingham II, LLC; Professional Communications Systems, Inc.; NES II, Inc. and Virginia Paper Manufacturing Corp. of Media General, Inc.'s senior debt securities under its $1.2 billion registration statement on Form S-3 dated August 15, 2001 (file nos. 333-67612 and 333-65292).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

23    Consent of Independent Public Accountants

99.1  Report of Independent Public Accountants

      Consolidated Statements of Operations for the years ended December 31, 2000, December 26, 1999 and December 27, 1998

      Consolidated Balance Sheets as of December 31, 2000 and December 26, 1999

      Consolidated Statements of Cash Flows for the years ended December 31, 2000, December 26, 1999 and December 27, 1998

      Consolidated Statements of Stockholders' Equity for the years ended December 31, 2000, December 26, 1999 and December 27, 1998

      Notes to Consolidated Financial Statements

99.2 Consolidated Condensed Statements of Operations for the second quarter and six months ended July 1, 2001 and June 25, 2000

      Consolidated Condensed Balance Sheets as of July 1, 2001 and December 31, 2000

      Consolidated Condensed Statements of Cash Flows for the six months ended July 1, 2001 and June 25, 2000

      Notes to Consolidated Condensed Financial Statements

                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      MEDIA GENERAL, INC.


                                       /s/ Marshall N. Morton
                                      _____________________________
                                       Marshall N. Morton
                                       Vice Chairman and Chief
                                         Financial Officer


Date: August 20, 2001

                                  EXHIBIT LIST

Exhibits

23    Consent of Independent Public Accountants

99.1  Report of Independent Public Accountants

      Consolidated Statements of Operations for the years ended December 31, 2000, December 26, 1999 and December 27, 1998

      Consolidated Balance Sheets as of December 31, 2000 and December 26, 1999

      Consolidated Statements of Cash Flows for the years ended December 31, 2000, December 26, 1999 and December 27, 1998

      Consolidated Statements of Stockholders' Equity for the years ended December 31, 2000, December 26, 1999 and December 27, 1998

      Notes to Consolidated Financial Statements

99.2 Consolidated Condensed Statements of Operations for the second quarter and six months ended July 1, 2001 and June 25, 2000

      Consolidated Condensed Balance Sheets as of July 1, 2001 and December 31, 2000

      Consolidated Condensed Statements of Cash Flows for the six months ended July 1, 2001 and June 25, 2000

      Notes to Consolidated Condensed Financial Statements